UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 16, 2004
                Date of Report (date of earliest event reported)

                                -----------------

                          VENTANA MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

      State of Delaware              000-20931                  94-2976937
(State or other jurisdiction of     (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)         Identification Number)

                           1910 Innovation Park Drive
                                Tucson, AZ 85737
                    (Address of principal executive offices)

                                 (520) 887-2155
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

Exhibit No.         Description
-----------------   ------------------------------------------------------------
99.1                Press Release, dated as of July 16, 2004


Item 9.  Regulation FD Disclosure (pursuant to Item 12)


     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 16, 2004, Ventana Medical Systems, Inc. ("Ventana") issued a press release regarding Ventana's results of operations for the quarter ended June 30, 2004, and disclosing material non-public information. The press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      VENTANA MEDICAL SYSTEMS, INC.

                                      By: / s / NICHOLAS MALDEN
                                          --------------------------------------
                                          Nicholas Malden
                                          Senior Vice President, Chief Financial
                                          Officer and Secretary


Date: July 16, 2004



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                                  EXHIBIT INDEX


Exhibit Description

99.1 Press release issued by Ventana Medical Systems, Inc., dated July 16, 2004.